Exhibit 10.4

RECORD THIS INSTRUMENT IN THE FAIRBANKS RECORDING DISTRICT

RETURN THIS INSTRUMENT TO:Stoel Rives LLP

Attention: Joseph J. Perkins

510 L St., Suite 500
Anchorage, AK 99501

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DEED OF TRUST WITH POWER OF SALE, ASSIGNMENT OF PRODUCTION,
SECURITY AGREEMENT, AND FINANCING STATEMENT
(“this Instrument”)

given by

GOLDRICH MINING COMPANY (“GMC”), an Alaska corporation
formerly known as LITTLE SQUAW GOLD MINING COMPANY,
and
GOLDRICH PLACER, LLC (“GPL”), a member-managed Alaska limited liability company
(GMC and GPL are referred to herein, jointly and severally, as “Trustor”),

to

YUKON TITLE COMPANY, INC., an Alaska corporation
(“Trustee”),

and

NICHOLAS GALLAGHER
in his capacity as Agent (“Agent”) for and on behalf of the Lenders (“Lenders”)
(the Agent and the Lenders are collectively referred to herein as “Beneficiary”)

Dated as of November 1, 2019

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COVER PAGES TO DEED OF TRUST

THE MORTGAGED PROPERTIES (as defined herein) COVERED BY THIS INSTRUMENT INCLUDE AS-EXTRACTED COLLATERAL (INCLUDING BOTH (A) MINERALS AND (B) ACCOUNTS ARISING OUT OF THE SALE OR OTHER DISPOSAL THEREOF AT THE MINEHEADS OF THE MINES LOCATED NOW OR HEREAFTER ON THE LANDS INCLUDED IN THE PROPERTIES DESCRIBED IN EXHIBIT A HERETO.

THIS INSTRUMENT ALSO COVERS GOODS THAT ARE, OR ARE TO BECOME FIXTURES, ON THE LANDS INCLUDED IN THE PROPERTIES DESCRIBED IN EXHIBIT A HERETO.

THIS INSTRUMENT IS TO BE RECORDED, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS OF THE FAIRBANKS RECORDING DISTRICT AND SUCH RECORDING SHALL SERVE, AMONG OTHER PURPOSES, AS (A) A FINANCING STATEMENT COVERING AS-EXTRACTED COLLATERAL AND (B) A FIXTURE FILING. TRUSTOR HAS AN INTEREST OF RECORD IN THE REAL ESTATE CONCERNED.

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS.

THE MINIMUM PRINCIPAL AMOUNT SECURED BY THIS INSTRUMENT IS $4,382,105.31. THIS INSTRUMENT SECURES BOTH PRIOR AND FUTURE ADVANCES.

UNLESS OTHERWISE EXTENDED, THE MATURITY DATE OF THIS INSTRUMENT is FEBRUARY 29, 2020.

A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT. A POWER OF SALE MAY ALLOW BENEFICIARY OR TRUSTEE TO TAKE THE MORTGAGED PROPERTIES AND SELL THE SAME WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY TRUSTOR UNDER THIS INSTRUMENT.

TRUSTOR IS PERSONALLY OBLIGATED AND FULLY LIABLE FOR THE AMOUNTS DUE UNDER THE LOAN DOCUMENTS (as defined herein). AGENT, ON BEHALF OF THE LENDERS, HAS THE RIGHT TO SUE ON THE LOAN DOCUMENTS AND TO OBTAIN A PERSONAL JUDGMENT AGAINST TRUSTOR FOR SATISFACTION OF THE AMOUNTS DUE UNDER THE LOAN DOCUMENTS EITHER BEFORE OR AFTER A JUDICIAL FORECLOSURE UNDER ALASKA STATUTES 09.45.170-09.45.220 OF THIS INSTRUMENT GIVEN BY TRUSTOR TO SECURE PAYMENT OF THE AMOUNTS DUE UNDER THE LOAN DOCUMENTS.

COVER PAGES TO DEED OF TRUST

TABLE OF CONTENTS

Page

1.Definitions

2.Grant of Security Interest in Real Property and Personal Property

3.Secured Obligations

4.Representations and Warranties of Trustor

5.Covenants of Trustor

6.Events of Default and Remedies

7.Assignment of Production

8.Reconveyance by Trustee and Release by Beneficiary

9.Addresses

10.Financing Statements; Further Actions

11.Assignment; Binding Effect

12.Applicable Law

EXHIBIT A:Real Property (Claims and Lands)

EXHIBIT B:Prior liens, security interests, or other burdens

Schedule 1:Lenders

DEED OF TRUST—TABLE OF CONTENTS—Page i

THIS DEED OF TRUST WITH POWER OF SALE, ASSIGNMENT OF PRODUCTION, SECURITY AGREEMENT, AND FINANCING STATEMENT (“this Instrument”), effective as of November 1, 2019, given by

(1)GOLDRICH MINING COMPANY (“GMC”), an Alaska corporation the address of which is set forth in Section 9 below, and

(2)GOLDRICH PLACER, LLC (“GPL”), a member-managed Alaska limited liability company the address of which is set forth in Section 9 below (GMC and GPL, jointly and severally, are “Trustor” herein)

to

(3)YUKON TITLE COMPANY, INC. (“Trustee”), an Alaska corporation the address of which is set forth in Section 9 below, and

(4)NICHOLAS GALLAGHER in his capacity as Agent (“Agent”) for and on behalf of the “Lenders” (as defined below) (the Agent and the Lenders are collectively referred to herein as “Beneficiary”), the address of which is set forth in Section 9 below,

WITNESSETH:

THAT FOR AND IN CONSIDERATION of $10.00 and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Trustor and Beneficiary hereby act and agree as follows:

1.Definitions.

For purposes of this Instrument, the following terms shall have the following meanings:

“Amended 2019 Loan Agreement” means that certain Amended and Restated Loan, Security, and Intercreditor Agreement dated as of November 1, 2019, by and among GMC, GPL, and the Lenders (as amended, supplemented, extended, restated, or otherwise modified from time to time).

“Claims” means the patented, unpatented, and state mining locations described in Exhibit A attached hereto.

“Contracts” means all of the following:

(a)all agreements now or hereafter in effect respecting, affecting, or pertaining to any of the Real Property, including but not limited to agreements for the acquisition, generation, preparation, or compilation of Information, camp catering and maintenance agreements, helicopter agreements, drilling agreements, contract mining agreements, joint

DEED OF TRUST—Page 1

venture agreements, mining leases, and operating agreements now or hereafter in effect respecting, affecting or pertaining to any of the Real Property;

(b)all Permits now or hereafter in effect respecting, affecting, or pertaining to any of the Real Property;

(c)all agreements now or hereafter in effect for or pertaining to the purchase, lease, provision, installation, maintenance, or replacement of any equipment used or to be used in connection with exploration, development, mining, or operation of any of the Real Property, or in connection with exploring for, developing, mining, extracting, milling, separating, concentrating, treating, processing, producing, handling, storing, transporting, marketing, or sale or other disposal of Minerals produced from any of the Real Property; and

(d)all agreements now or hereafter in effect for or pertaining to exploring for, developing, mining, extracting, milling, separating, concentrating, treating, processing, producing, handling, storing, transporting, marketing, or sale or other disposal of Minerals produced from any of the Real Property, including but not limited to that certain Placer Mining Claims Lease and Assignment effective April 2, 2012, between GMC and GPL, as any of the foregoing heretofore or hereafter may be amended, supplemented, or otherwise modified from time to time.

“Guaranty” means that certain Guaranty effective as of November 1, 2019, given by GPL to Beneficiary pursuant to the Amended 2019 Loan Agreement.

“Information” means any and all data and information obtained or developed (including information obtained from or developed by prior owners or operators) with respect to the Real Property or in connection with ownership or operation of the Real Property, including but not limited to the following: maps (including plan views, maps of underground passages and improvements, ownership maps, geologic maps, etc.), cross-sections, and surveys (including not only positional or geodetic surveys but also geological, geochemical, and geophysical surveys); photographs (including air photos); drill core, rock samples, chip samples, concentrate samples, sediment samples, soil samples, and pulps; drill logs; geological, geochemical, and geophysical data and information; remote sensing data; results of sampling, analyses, assays, metallurgical tests, and similar information; certificates of location; affidavits of assessment work; conveyances, leases, easements, rights-of-way, agreements, title reports, and correspondence relating to the Real Property or the performance of work on, in, under, or in connection with the Real Property; permit applications, Permits, environmental information and reports, and similar information; resource calculations and reports, feasibility studies, reserve reports, engineering reports,

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and similar information; development plans, mine plans, operating plans, processing plans, flowcharts, construction drawings, reclamation studies, production plans and reports, and other and similar plans and reports—all regardless of the form or media in which such information exists or is maintained or stored, but only insofar as such information is in the possession or control of Trustor.

“Lands” means the lands included in the Claims, plus any and all other lands described in Exhibit A attached hereto.

“Lender” means one of the lenders identified on Schedule 1 attached hereto, and the permitted successors and assigns of such lender; “Lenders” means all of the lenders identified on Schedule 1 attached hereto, and their permitted successors and assigns.

“Loan Document” means each of the following, and “Loan Documents” means all the following, collectively:

(a)the Amended 2019 Loan Agreement;

(b)the Notes (as defined herein);

(c)the Guaranty; and

(d)this Instrument.

“Minerals” means all minerals and mineral substances (whether elements, compounds, or ores, and whether occurring in or derived from lode deposits (i.e., deposits in rock in place) or placer deposits) that were locatable under the federal mining laws (30 U.S.C. § 22 et seq.) or state mining laws (AS 38.05.185 et seq.) on January 3, 1959, together with all products and by-products thereof.

“Mortgaged Properties” means the Real Property and the Personal Property.

“Notes” means the same herein as in the Amended 2019 Loan Agreement.

“Permits” means all approvals, authorizations, decisions, non-objections, orders, or permits now or hereafter in effect respecting, affecting, or pertaining to any of the Real Property or the conduct of activities or operations on, in, under, or respecting any of the Real Property.

“Personal Property” means any and all rights, titles, interests, or privileges now owned or hereafter acquired by or for Trustor in, to, or respecting any and all personal property of every kind or character—whether movable or immovable and including but not limited to as-extracted collateral (including but not limited to Minerals produced from the Real Property and accounts arising from the sale or other disposal of Minerals at the minehead), goods (including but not limited to goods that are or are to become fixtures on, in, or under the Real Property), accounts, contract rights (including but not limited to rights constituting personal property that arise under any Contract), documents of title, equipment, inventory, general intangibles, Information, instruments, insurance proceeds, Permits, rights arising upon condemnation and the proceeds of condemnation, chattel

DEED OF TRUST—Page 3

paper, software licenses, trademarks, trade names, and deposit accounts—together with all accessions, additions, alterations, betterments, replacements, substitutions, and appurtenances to or for any of the foregoing and the proceeds and products of the foregoing.

“Real Property” means all estates, rights, title, and interests now owned or hereafter acquired by Trustor in, under, to, or respecting the Claims, the Lands, or any part thereof (including but not limited to all estates, rights, title, and interests constituting real property that are owned now or acquired hereafter by Trustor under or pursuant to any Contract), together with any and all rights now or hereafter appurtenant thereto (including but not limited to access rights (whether express or implied) and water rights).

“Secured Obligations” means the obligations described in Section 3 below and all other obligations that become Secured Obligations pursuant to this Instrument.

“UCC” means the Uniform Commercial Code as adopted in Alaska and, as applicable, in the jurisdiction of organization of any Trustor. The terms “accounts”, “as-extracted collateral”, “chattel paper”, “deposit accounts”, “documents of title”, “equipment”, “fixtures”, “general intangibles”, “goods”, “instruments”, “inventory”, “proceeds”, and other types of personal property defined in the UCC and used herein mean the same herein as in the UCC, unless the context requires otherwise.

2.Grant of Security Interest in Real Property and Personal Property.

Trustor hereby GRANTS, BARGAINS, SELLS, ASSIGNS, TRANSFERS, MORTGAGES, and CONVEYS unto Trustee in trust, with power of sale, for the benefit of Beneficiary, all rights, titles, and interests now owned or hereafter acquired by or for Trustor or to which Trustor now or hereafter is entitled in, under, to, or respecting the Real Property, TO HAVE AND TO HOLD said property unto Trustee, subject to all of the terms, conditions, and provisions of this Instrument and for the uses and purposes set forth in this Instrument, forever.

Trustor also hereby GRANTS, BARGAINS, SELLS, ASSIGNS, TRANSFERS, MORTGAGES, and CONVEYS unto Beneficiary a security interest in the Personal Property.

3.Secured Obligations.

This Instrument is executed and delivered by Trustor to secure the following obligations:

(a)the due and punctual payment or performance by Trustor of all obligations thereof under the Amended 2019 Loan Agreement, the Notes, and the Guaranty; and

(b)the due and punctual payment or performance by Trustor of all obligations of Trustor arising under this Instrument.

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4.Representations and Warranties of Trustor.

Trustor hereby represents and warrants that Trustor owns the Mortgaged Properties free and clear of any and all liens, charges, encumbrances, security interests, royalties, or other interests of third parties arising by, through, or under Trustor, except

(a)those described in Exhibit B attached hereto and

(b)those arising under this Instrument.

5.Covenants of Trustor.

Trustor hereby agrees and covenants as follows:

(a)to keep, or to cause to be kept, the Mortgaged Properties in good standing (1) under the laws of the United States, the State of Alaska, and any relevant local laws and (2) under any agreements relating to the Mortgaged Properties; and without limiting the generality of the foregoing, in the case of payments that must be made to any agency or office of the United States or the State of Alaska from time to time after the effective date of this Instrument to maintain the Real Property in good standing, or in the case of documents that must be recorded or filed with any agency or office of the United States or the State of Alaska from time to time after the effective date of this Instrument to maintain the Real Property in good standing, to deliver to Beneficiary—within three days after the making of any such payment, recording, or filing—evidence of the making of each such payment, recording, or filing at least 30 days in advance of the due date therefor;

(b)to comply with, or to cause to be complied with, all applicable and valid laws, rules, and regulations of, and Permits obtained from, the United States, the State of Alaska, and any other governmental entity exercising jurisdiction over the Mortgaged Properties or the exploration, development, or mining thereof or the production of Minerals therefrom;

(c)to undertake, or to cause to be undertaken, any and all work upon the Mortgaged Properties in accordance with standards of performance commonly applicable to the mining industry in Alaska;

(d)to carry, or to cause to be carried, workmen’s compensation insurance, employer’s liability insurance, comprehensive general liability insurance, comprehensive motor vehicle and trailer liability insurance, umbrella excess liability insurance, and such other insurance as may be necessary or proper, in amounts sufficient to cover Trustor’s operations and affairs undertaken in connection with the Mortgaged Properties;

DEED OF TRUST—Page 5

(e)to pay, or to cause to be paid, before delinquent, all lawful taxes, assessments, or other charges of every kind and character assessed, levied, or imposed on or in connection with the Mortgaged Properties or the exploration, development, or mining thereof or the production of Minerals therefrom, including but not limited to any applicable federal or state income taxes or severance taxes;

(f)to notify Beneficiary promptly of any threatened claim, litigation, or other event affecting the representations and warranties of Trustor contained in Section 4 or any other provision of this Instrument or the Exhibits attached hereto relating to Trustor or the Mortgaged Properties;

(g)to pay promptly, or to cause to be paid promptly, all bills for labor or material in connection with the Mortgaged Properties or the exploration, development, or mining thereof or the production of Minerals therefrom;

(h)to permit Beneficiary, at its own risk, to enter upon, examine, and inspect the Mortgaged Properties and any and all exploration, development, mining, or production operations being conducted thereon, therein, or thereunder;

(i)to do, or to cause to be done, all things necessary or proper to maintain and defend Trustor’s right, title, and interest in and to the Mortgaged Properties as represented and warranted in Section 4 of this Instrument;

(j)to do, or to cause to be done, all things necessary or proper to maintain the Mortgaged Properties in good repair, working order, and condition, and to make, or to cause to be made, from time to time all necessary or proper repairs, substitutions, or replacements of the Mortgaged Properties;

(k)not to create any security interest, charge, lien or other encumbrance (except purchase money security interests in real or personal property added to the Mortgaged Properties) upon the Mortgaged Properties or any part thereof ranking or purporting to rank in priority higher than or equal to the security interests created by this Instrument;

(l)to perform all Secured Obligations at the time and in the manner required;

provided, however, that with respect to any of the Mortgaged Properties that are operated on the date hereof by operators other than Trustor, Trustor shall not be obligated itself to perform any undertakings contemplated by this Instrument which are performable only by such operators and are beyond the control of Trustor; provided further, however, that Trustor agrees and covenants to take promptly such actions as are available to it under any operating agreement or otherwise to bring about the performance of any such undertaking required to be performed by such operators.

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6.Events of Default and Remedies.

The term “Event of Default” as used herein means the occurrence of any of the following:

(A)the failure of GMC, GPL, or Trustor to perform a Secured Obligation at the time or in the manner required of it;

(B)the commencement of any action in which any alleged creditor of Trustor other than Beneficiary or any Lender seeks (by way of claim, counterclaim, or cross-claim) to collect any amount allegedly due and owing to said creditor at that time;

(C)the occurrence of any of the following events: (i) a receiver, liquidator, assignee, custodian, trustee, sequestrator, or similar official for a substantial part of Trustor’s assets is appointed and the appointment is neither made ineffective nor discharged within 60 days after the making thereof, or the appointment is consented to, requested by, or acquiesced in by Trustor; (ii) Trustor commences a voluntary case, or consents to the entry of any order for relief in an involuntary case, under any applicable bankruptcy, insolvency, or similar Law; (iii) Trustor consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator, or other similar official of any substantial part of its assets, (iv) Trustor makes a general assignment for the benefit of creditors or fails generally to pay its debts as they become due; or (v) entry is made against Trustor of a judgment, decree, or order for relief affecting a substantial part of its assets by a court of competent jurisdiction in an involuntary case commenced under any applicable bankruptcy, insolvency, or other similar Law.

Upon the occurrence of any Event of Default, all Secured Obligations shall, at the option of Agent (acting for and on behalf of the Lenders), become due and payable immediately, whereupon Agent (acting for and on behalf of the Lenders)

(a)may execute or cause Trustee to execute in the manner required by law a written notice of such default and of Beneficiary’s election to cause to be sold the Mortgaged Properties held by Trustee to satisfy the Secured Obligations and

(b)shall cause such notice to be recorded in the office of the district recorder for the recording district in which said property or some part thereof is located and

(c)shall cause additional notice of the default and sale to be given as then required by law.

Thereafter, without demand on Trustor, Trustee shall sell said property at the front door of the courthouse of the Superior Court for the State of Alaska in Fairbanks, Alaska, unless such location is prohibited by law—in which case Trustee shall sell said property at such other location as allowed by law—at the time fixed in said notice of sale, either as a whole or in

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separate parcels and in such order as it may determine, at public auction to the highest and best bidder. Beneficiary shall have the right to make an offset bid without cash in an amount equal to the balance owed to it (i.e., to Agent and all of the Lenders, collectively) by Trustor at the time of the sale, including any sums expended by Beneficiary and Trustee under this Instrument with interest, costs of sale, and attorneys’ fees.

Trustee may postpone sale of all or any portion of said property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to the purchaser its deed conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including but not limited to Trustor or Beneficiary, may purchase at such sale. After deducting all costs and fees of Trustee, including but not limited to costs of evidence of title and attorneys’ fees in connection with the sale, Trustee shall apply the proceeds of sale to payment of all sums expended under the terms hereof, all other sums then secured hereby, and the remainder, if any, to the person or persons legally entitled thereto.

Nothing contained herein shall be construed to limit the right of Agent (acting for and on behalf of all of the Lenders) to foreclose this Instrument by judicial action or to bring an action upon any promissory note or other agreement to pay a certain amount or amounts that is or are secured by this Instrument without attempting to foreclose this Instrument either by exercise of the power of sale or by judicial action.

Trustor shall pay all costs and attorneys’ fees incurred by Trustee or Beneficiary in connection with any sale under or pursuant to this Instrument.

Trustee accepts this trust when this Instrument, duly executed and acknowledged, is made a public record as provided by law.

Agent (acting for and on behalf of the Lenders) may from time to time as provided by law appoint another Trustee in place and stead of the Trustee herein named, and thereupon the Trustee herein named shall be discharged and the Trustee so appointed shall be substituted as Trustee hereunder with the same effect as if originally named Trustee herein.

In addition to and notwithstanding the foregoing, and in addition to any and all remedies available to Beneficiary under applicable law, upon the occurrence of any Event of Default, Agent (acting for and on behalf of the Lenders) may cure where possible, but shall not be obligated to cure, said Event of Default on behalf of Trustor by performing the obligation or covenant the lack of performance of which constitutes the Event of Default, whereupon

(1)Trustor shall become obligated to pay to Agent (acting for and on behalf of the Lenders), within 30 days after receiving written notice from Agent (acting for and on behalf of the Lenders) that Agent (acting for and on behalf of the Lenders) has cured such Event of Default on behalf of Trustor, all sums paid or expenses incurred by Agent (acting for and on behalf of the Lenders) in curing such Event

DEED OF TRUST—Page 8

of Default together with interest thereon at the same rate at which interest accrues on amounts outstanding under the Notes and

(2)such obligation of Trustor to make payment to Agent (acting for and on behalf of the Lenders) as set forth in this Section 6 shall become and constitute a Secured Obligation.

7.Assignment of Production.

In order further to secure the performance of the Secured Obligations, Trustor hereby assigns unto Beneficiary all of the interest of Trustor in, to, or respecting all Minerals in, under, or which may be produced from the Mortgaged Properties, together with any and all proceeds which may be derived from sales or other disposals of such Minerals after the date of this Instrument; provided, however, that

(a)until the occurrence of any Event of Default, Trustor shall be entitled to sell or otherwise dispose of, free and clear of any rights or interests of Beneficiary under this Instrument (but not free and clear of any rights or interests of Beneficiary arising under any other instrument or document), all Minerals produced or to be produced from the Mortgaged Properties and to collect and obtain all proceeds from such sales or other disposals and to require and enforce the performance of any and all contracts relating to such Minerals or proceeds without further consent of or action by Beneficiary, and

(b)promptly after the occurrence of any Event of Default, Agent (acting for and on behalf of the Lenders) may instruct in writing all parties producing, possessing, purchasing, taking, or receiving any Minerals produced or to be produced from the Mortgaged Properties to hold, sell, or otherwise dispose of such Minerals for the account of Beneficiary and to deliver directly to Agent (acting for and on behalf of the Lenders) such Minerals or to pay directly to Agent (acting for and on behalf of the Lenders) the proceeds derived from any such sales or other disposals, and Agent (acting for and on behalf of the Lenders) thereafter shall retain all such Minerals or proceeds as part of the Mortgaged Properties for the purpose of further securing the performance of the Secured Obligations.

All of the parties producing, possessing, purchasing, taking, or receiving any Minerals produced or to be produced from the Mortgaged Properties or any proceeds derived from sales or other disposals of such Minerals are hereby authorized and directed by Trustor, upon receipt of written instructions from Agent pursuant to subsection (b) above of this Section 7, to treat and regard Agent (acting for and on behalf of the Lenders) as the party entitled, in Trustor’s place and stead, to receive all such Minerals and proceeds; and all such parties and each of them shall be fully protected in so treating and regarding Agent (acting for and on behalf of the Lenders) and shall be under no obligation to see to the application by Agent (acting for and on behalf of the Lenders) of any such Minerals or proceeds received by it or to ascertain or verify that an Event

DEED OF TRUST—Page 9

of Default has occurred so as to authorize the giving of instructions by Agent (acting for and on behalf of the Lenders) pursuant to subsection (b) above of this Section 7.

Trustor hereby agrees to provide to Agent (acting for and on behalf of the Lenders), at any time and from time to time upon the request of Agent, the name and address of each person producing, possessing, purchasing, taking, or receiving any Minerals produced or to be produced from the Mortgaged Properties or any proceeds from sales or other disposal thereof, together with any applicable agreements in connection therewith.

Without limiting the provisions of this Instrument, Trustor hereby stipulates that this Instrument grants to Beneficiary a security interest in Trustor’s interest in, to, or respecting all Minerals extracted from the Mortgaged Properties as the same are extracted and in Trustor’s interest in, to, or respecting all proceeds (including but not limited to accounts) derived from sales or other disposals of such Minerals at the minehead, which security interest in such as-extracted collateral is intended to attach at the time said Minerals are extracted. This Instrument thus is to serve not only as a deed of trust but also as a security agreement and a financing statement. This Instrument is to be filed for record in the Fairbanks Recording District, Fourth Judicial District, State of Alaska. Trustor has an interest of record in the Real Property.

8.Reconveyance by Trustee and Release by Beneficiary.

Upon the full and complete performance of the Secured Obligations, (a) this Instrument shall automatically terminate and be of no further force and effect, (b) the Mortgaged Properties shall become wholly free and clear of any lien imposed by this Instrument, (c) Agent (acting for and on behalf of the Lenders) shall promptly deliver to Trustee a written notice stating that all Secured Obligations have been paid or otherwise fulfilled and instructing Trustee, upon payment of its fees, to reconvey, without warranty, the Mortgaged Properties then held under this Instrument, and (d) Agent (acting for and on behalf of the Lenders) shall promptly execute and deliver to Trustor a release of this Instrument and such other instruments of satisfaction or release (including but not limited to termination statements) as may be appropriate.

9.Addresses.

For all purposes of this Instrument the addresses of Trustor, Trustee, and Beneficiary shall be as follows, until changed in a written notice delivered to the other party:

DEED OF TRUST—Page 10

If to Trustor:

Goldrich Mining Company and

Goldrich Placer LLC

Attention: William Schara

2607 Southeast Blvd., Suite B211

Spokane, WA 99223-7614

Telephone No.:+1 (509) 768-4468

Facsimile No.:+1 (509) 695-3289

Email: wschara@goldrichmining.com

If by email with copy to: ggallagher@goldrichmining.com

If to Trustee:	YUKON TITLE COMPANY, INC 714 Gaffney Road Fairbanks, AK 99701-4610 Telephone No.:+1 (907) 456-3474 Facsimile No.:+1 (907) 456-3476
If to Agent and Beneficiary:	Nicholas Gallagher 5 Churchfields The K Club Straffan Kildare Ireland Fax No.: +353-1-627-5294 Email: nick@ngbcapital.ie

10.Financing Statements; Further Actions.

Trustor hereby authorizes Agent (acting for and on behalf of the Lenders) to file such financing statements, and any related amendments and continuation statements, in the State of Alaska Central UCC Filing Office and in such other jurisdictions, and to take such other actions, as may be necessary to perfect or to continue the perfection of the security interest in Personal Property granted by this Instrument.

The parties hereto hereby agree to take any and all actions and to execute, acknowledge, and deliver any and all documents reasonably necessary to effect the purposes of this Instrument (including but not limited to amendments or supplements to this Instrument respecting any after-acquired collateral constituting part of the Mortgaged Properties, which amendments or supplements Trustor hereby authorizes Agent (acting for and on behalf of the Lenders) to execute, record, and file as necessary to perfect or to continue the perfection of any security interests granted by this Instrument or to amend, continue, or correct this Instrument or any previously filed financing statement).

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11.Assignment; Binding Effect.

Beneficiary may assign any or all of its rights under this Instrument at any time and from time to time. This Instrument shall be binding upon and inure to the benefit of Trustor, Beneficiary, and their respective successors and assigns.

12.Applicable Law.

This Instrument shall be interpreted, construed, and enforced in accordance with, and otherwise governed in all respects by, the laws (including the conflict of law rules) of the State of Alaska.

[execution and acknowledgment pages follow]

DEED OF TRUST—Page 12

IN WITNESS WHEREOF, Trustor and Agent have caused this Instrument to be executed as of the date first above written.

GOLDRICH MINING COMPANY,

an Alaska corporation formerly known as

LITTLE SQUAW GOLD MINING COMPANY

By: ____________________________

Name: _____________________

Title: ______________________

STATE OF WASHINGTON)

) ss.

COUNTY OF )

THIS CERTIFIES that on the day of , 20____, at Spokane, Washington, the foregoing instrument was acknowledged before me by [name], [title      of GOLDRICH MINING COMPANY, an Alaska corporation formerly known as LITTLE SQUAW GOLD MINING COMPANY, on behalf of said corporation.

GIVEN UNDER MY HAND and official seal the day and year last above written.

Notary Public in and for Washingtion
Residing at

My Commission expires

DEED OF TRUST—Page 13

GOLDRICH PLACER, LLC

an Alaska limited liability company

By:GOLDRICH MINING COMPANY

its sole member

By: ____________________________

Name: _____________________

Title: ______________________

STATE OF WASHINGTON)

) ss.

COUNTY OF )

THIS CERTIFIES that on the day of , 20____, at Spokane, Washington, the foregoing instrument was acknowledged before me by [name], [title      of GOLDRICH MINING COMPANY, an Alaska corporation acting in its capacity as sole member of GOLDRICH PLACER, LLC, a member-managed Alaska limited liability company, on behalf of said corporation acting on behalf of said limited liability company.

GIVEN UNDER MY HAND and official seal the day and year last above written.

Notary Public in and for Washington
Residing at

My Commission expires

DEED OF TRUST—Page 14

____________________________

NICHOLAS GALLAGHER

REPUBLIC OF IRELAND)

) ss.

COUNTY OF )

THIS CERTIFIES that on the day of , 20____, at _________________________, Ireland, the foregoing instrument was acknowledged before me by NICHOLAS GALLAGHER.

GIVEN UNDER MY HAND and official seal the day and year last above written.

Notary Public in and for Ireland
Residing at

My Commission expires

DEED OF TRUST—Page 15

EXHIBIT A

Real Property (Claims and Lands)

Patented Claims:

Consolidated land description for all patented claims: U.S. Mineral Surveys 1628, 1629, 1630, 1633, 1745, 1746, 1995, 1996, 1997, 1998, and 1999

U.S. Patent # Date Issued	U.S. Mineral Survey # Acceptance Date	Acres	BLM Serial #	Claim Name
1022769 1/23/1929	1746 11/11/1924	96.215	AKF 001374	Little Squaw Quartz Lode Big Squaw Quartz Lode Sine Lode Cosine Fraction Lode Crystal Quartz Lode
1024558 3/20/1929	1745 11/11/1924	58.964	AKF 001373	Tobin Quartz Claim Lode Mikado Lode Claim Little Mikado Lode Claim
1036358 4/19/1930	1995 03/02/1928	61.446	AKF 001887	Golden Eagle Lode Claim Bonanza lode Eneveloe Lode
1036359 4/19/1930	1996 02/14/1926	50.553	AKF 001888	Star No. 1 Lode Star No. 2 Lode Star No. 3 Lode
1036360 4/19/1930	1997 03/14/1928	20.102	AKF 001889	Cosine Lode Claim
1036361 4/19/1930	1998 03/03/1928	19.582	AKF 001890	Crystal No. 2 Lode
1036362 4/19/1930	1999 02/08/1928	15.718	AKF 0011891	No. 1 Above On Little Squaw Creek Placer Mining Claim
1085903 9/25/1936	1629 08/17/1931	37.209	AKF 003020	Jupiter Lode Claim Woodchuck Lode Claim
1085904 9/25/1936	1630 08/18/1931	20.655	AKF 003021	Venus Lode Mining Claim

EXHIBIT A—Page 1

1088433 2/16/1937	1628 08/15/1931	41.101	AKF 003081	Cosine No. 1 Cosine No. 2
1094946 1/06/1938	1633 08/18/1931	4.961	AKF 003021A	Spring Creek Mill Site
		426.506 acres as 21 Lode, 1 Placer, and 1 Mill Site

State Mining Locations:

Consolidated land description for all state mining locations:

FM, T32N R3W:Secs. 22, 23, 24, 25, 26, 27, 28, 31, 32, 33, 34, 35, and 36

FM, T32N R2W:Secs. 28, 29, 30, 31, 32, and 33

FM, T31N R4W:Secs. 1, 12, 13, and 24

FM, T31N R3W:Secs. 1, 2, 3, 4, 5, 6, 7, 8, 9, 11, 15, 16, 17, 18, 19, 20, 21, 27, 28, 34, and 35

FM, T31N R2W:Secs. 4, 5, and 6

ADL #	Claim Name	F.M. T. & R.	Sec.
319523	No. 2 Below Discovery	32N 3W	28
319524	No. 3 Below Discovery	32N 3W	27 & 28
319525	No. 4 Below Discovery	32N 3W	27 & 28
319526	No. 5 Below Discovery	32N 3W	22 & 27
319527	No. 6 Below Discovery	32N 3W	22
319528	Spring Creek # 4	32N 3W	22
319529	Spring Creek # 3	32N 3W	22
319530	Spring Creek # 2	32N 3W	23
319531	Spring Creek # 1	32N 3W	23
319532	No. 1 Below Discovery	32N 3W	23 & 26
319533	Discovery	32N 3W	26
515440	No. 2 Below Discovery	31N 3W	6 & 7
515441	No. 3 Below Discovery	31N 3 & 4W	6, 7 & 1, 12

EXHIBIT A—Page 2

515442	No. 4 Below Discovery	31N 3 & 4W	7 & 12
515443	No. 4 Below Fraction	31N 4W	12
515444	Discovery	31N 3W	6
515445	No. 2 Above Discovery	32N 3W	26
515447	Upper Discovery	31N 3W	10
515452	No. 5 Below Upper Discovery	31N 3W	9, 10, 15 & 16
515468	Shamrock Lode	31N 3W	3
515469	Rex Lode	31N 3W	3
515470	Summit	31N 3W	3
515471	Chandalar Lode	31N 3W	4
515472	West Chandalar	32N 3W	33
515473	Star East Fraction	31N 3W	10
515474	Golden Eagle Fraction	31N 3W	9
553169	1317	32N 3W	25
641349	LSQ #2	32N 3W	NENE 34
641350	LSQ #3	32N 3W	NWNW 35
641351	LSQ #4	32N 3W	SWSW 24
641352	GDM # 1 AMD	31N 3W	NWNE 10
641353	GDM # 2 AMD	31N 3W	SWNE 10
641354	GDM # 3	31N 3W	NWSE 10
641355	GDM # 4	31N 3W	SESW 10
641356	GDM # 5	31N 3W	SWSW 10
641357	GRMC # 6	31N 3W	NENE 16
641358	GRMC # 7	31N 3W	SWNE 16
641359	GRMC # 8	31N 3W	NWSE 16
641360	GRMC # 9	31N 3W	NESW 16
641361	GRMC #10	31N 3W	NENW 21
641362	GRMC #11	31N 3W	NWNW 21
641363	GRMC #12	31N 3W	SWNW 21
641364	GRMC #13	31N 3W	NWSW 21
641365	GRMC #14	31N 3W	SWSW 21
641366	GRMC #15	31N 3W	NENW 28
641367	GRMC #16	31N 3W	SWNE 28
641368	GDM #17 AMD	31N 3W	SESE 9
641504	312	31N 3W	NW 7
641505	313	31N 3W	SW 6

EXHIBIT A—Page 3

641506	314	31N 3W	NW 6
641507	413	31N 3W	SE 6
641508	414	31N 3W	NE 6
641509	513	31N 3W	SW 5
641510	514	31N 3W	NW 5
641511	612	31N 3W	NE 8
641512	613	31N 3W	SE 5
641513	614	31N 3W	NE 5
641514	615	32N 3W	SE 32
641515	711	31N 3W	SW 9
641516	712	31N 3W	NW 9
641517	713	31N 3W	SW 4
641518	714	31N 3W	NW 4
641519	715	32N 3W	SW 33
641520	716	32N 3W	NW 33
641521	811	31N 3W	SE 9
641522	812	31N 3W	NE 9
641523	813	31N 3W	SE 4
641524	814	31N 3W	NE 4
641525	815	32N 3W	SE 33
641526	816	32N 3W	NE 33
641527	817	32N 3W	SE 28
641528	910	31N 3W	NW 15
641529	911	31N 3W	SW 10
641530	912	31N 3W	NW 10
641531	913	31N 3W	SW 3
641532	914	31N 3W	NW 3
641533	915	32N 3W	SW 34
641534	916	32N 3W	NW 34
641535	917	32N 3W	SW 27
641536	918	32N 3W	NW 27
641537	919	32N 3W	SW 22
641538	1010	31N 3W	NE 15
641539	1011	31N 3W	SE 10
641540	1012	31N 3W	NE 10
641541	1013	31N 3W	SE 3
641542	1014	31N 3W	NE 3
641543	1015	32N 3W	SE 34
641544	1016	32N 3W	NE 34
641545	1017	32N 3W	SE 27
641546	1018	32N 3W	NE 27
641547	1019	32N 3W	SE 22
641548	1112	31N 3W	NW 11

EXHIBIT A—Page 4

641549	1113	31N 3W	SW 2
641550	1114	31N 3W	NW 2
641551	1115	32N 3W	SW 35
641552	1116	32N 3W	NW 35
641553	1117	32N 3W	SW 26
641554	1118	32N 3W	NW 26
641555	1119	32N 3W	SW 23
641556	1216	32N 3W	NE 35
641557	1219	32N 3W	SE 23
641558	1316	32N 3W	NW 36
645239	616	32N 3W	NE 32
645240	1020	32N 3W	NE 22
645241	1120	32N 3W	NW 23
645242	1214	31N 3W	NE 2
645243	1215	32N 3W	SE 35
645244	1217	32N 3W	SE 26
645245	1218	32N 3W	NE 26
645246	1220	32N 3W	NE 23
645852	No. 2 Above Discovery	32N 3W	26
649584	GDM #18	31N 3W	NESE 28
649585	GDM #19	31N 3W	SWSW 27
649586	GDM #20	31N 3W	SESW 27
649587	GDM #21	31N 3W	NWNE 34
649588	GDM #22	31N 3W	NENE 34
649589	GDM #23	31N 3W	SENE 34
649590	GDM #24	31N 3W	NWSW 35
649591	GDM #25	31N 3W	SWSW 35
649592	GDM #26	31N 3W	SESE 34
653068	315	32N 3W	SW 31
653069	415	32N 3W	SE 31
653070	515	32N 3W	SW 32
653071	316	32N 3W	NW 31
653072	416	32N 3W	NE 31
653073	516	32N 3W	NW 32
653074	1514	31N 2W	NW 6
653075	1414	31N 3W	NE 1
653076	1314	31N 3W	NW 1
653077	1318	32N 3W	NW 25
653078	1715	32N 2W	SW 32

EXHIBIT A—Page 5

653079	1615	32N 2W	SE 31
653080	1515	32N 2W	SW 31
653081	1415	32N 3W	SE 36
653082	1315	32N 3W	SW 36
653083	1816	32N 2W	NE 32
653084	1716	32N 2W	NW 32
653085	1616	32N 2W	NE 31
653086	1516	32N 2W	NW 31
653087	1416	32N 3W	NE 36
653088	1717	32N 2W	SW 29
653089	1617	32N 2W	SE 30
653090	1517	32N 2W	SW 30
653091	1417	32N 3W	SE 25
657650	110	31N 4W	NW 13
657651	111	31N 4W	SW 12
657652	211	31N 4W	SE 12
661131	1319	32N 3W	SW 24
661132	920	32N 3W	NW 22
663873	No. 1 Below Upper Discovery	31N 3W	10
663874	No. 4 Above Discovery	32N 3W	34
663875	1614	31N 2W	NE 6
663876	1714	31N 2W	NW 5
663877	1814	31N 2W	NE 5
663878	1815	32N 2W	SE 32
663879	1817	32N 2W	SE 29
663880	1914	31N 2W	NW 4
663881	1915	32N 2W	SW 33
663882	1916	32N 2W	NW 33
663883	1917	32N 2W	SW 28
663884	2015	32N 2W	SE 33
663885	2016	32N 2W	NE 33
663886	2017	32N 2W	SE 28
667284	GRMC #30	31N 3W	NWNW 28
709124	LSGMC 107	31N 4W	SW 24
709125	LSGMC 108	31N 4W	NW 24
709126	LSGMC 109	31N 4W	SW 13
709127	LSGMC 207	31N 4W	SE 24
709128	LSGMC 208	31N 4W	NE 24
709129	LSGMC 209	31N 4W	SE 13

EXHIBIT A—Page 6

709130	LSGMC 210	31N 4W	NE 13
709131	LSGMC 307	31N 3W	SW 19
709132	LSGMC 308	31N 3W	NW 19
709133	LSGMC 309	31N 3W	SW 18
709134	LSGMC 310	31N 3W	NW 18
709135	LSGMC 311	31N 3W	SW 7
709136	LSGMC 407	31N 3W	SE 19
709137	LSGMC 408	31N 3W	NE 19
709138	LSGMC 409	31N 3W	SE 18
709139	LSGMC 410	31N 3W	NE 18
709140	LSGMC 411	31N 3W	SE 7
709141	LSGMC 412	31N 3W	NE 7
709142	LSGMC 507	31N 3W	SW 20
709143	LSGMC 508	31N 3W	NW 20
709144	LSGMC 509	31N 3W	SW 17
709145	LSGMC 510	31N 3W	NW 17
709146	LSGMC 511	31N 3W	SW 8
709147	LSGMC 512	31N 3W	NW 8
709148	LSGMC 607	31N 3W	SE 20
709149	LSGMC 608	31N 3W	NE 20
709150	LSGMC 609	31N 3W	SE 17
709151	LSGMC 610	31N 3W	NE 17
709152	LSGMC 611	31N 3W	SE 8
709153	LSGMC 709	31N 3W	SW 16
709154	LSGMC 710	31N 3W	NW 16
709155	LSGMC 809	31N 3W	SE 16
709156	LSGMC 810	31N 3W	NE 16

EXHIBIT A—Page 7

EXHIBIT B

Prior Recorded Interests; Prior Perfected Liens and
Security Interests; and Other Burdens

Note: The inclusion of any matter below does not constitute the agreement of any of GMC, GPL, Trustee, or Beneficiary that such matter is valid or burdens any of the Mortgaged Properties or that the liens and security interests granted by this Instrument are junior or subordinated to such matter.

1.Such royalty interests, overriding royalty interests, leases, deeds of trust, mortgages, security interests, financing statements, or other burdens (if any) arising by, through, or under GMC or GPL

(a)(i)that properly were recorded or filed in the Fairbanks Recording District against any of the Mortgaged Properties prior to November 1, 2019, or

(ii)for which a financing statement properly was filed in the State of Alaska Central UCC Filing Office prior to November 1, 2019,

and

(b)(i)have not expired,

(ii)have not been terminated, reconveyed, or released, or

(iii)otherwise remain in effect.

2.To the extent relevant (if at all) notwithstanding the dissolution of Goldrich NyacAU Placer, LLC (the “Goldrich Joint Venture”) on June 3, 2019:

(a)Chandalar Sale: that certain Purchase Agreement among GMC, GPL, and Chandalar Gold, LLC (“Chandalar”), dated as of June 19, 2015, whereby GMC and GPL sold and assigned to Chandalar 12% of any and all Goldrich Joint Venture Distributions, subject to the limitations set forth in the Purchase Agreement and accompanying assignment; and

(b)Placement Agreement: that certain Placement Agent Agreement between GMC and GVC Capital LLC (“GVC”), dated as of May 22, 2015, whereby GMC sold and assigned to GVC 0.50% of any and all Goldrich Joint Venture Distributions, subject to the limitations set forth in the Placement Agreement and accompanying assignment.

EXHIBIT B—Page 1

3. The following holders of gold forward sales contracts of Trustor have a security interest in all gold recovered from the “Designated Properties” (as defined in the gold forward sales contracts) until all required quantities of gold are delivered to the holders of such contracts pursuant to the terms and conditions of such contracts.

Name of Holder	Ounces of Gold Remaining to be Paid
Chen Tsan Li/Chen Yeh	89.247
Ted Huang	134.117
Chen I-Chun	43.425

EXHIBIT B—Page 2

Schedule 1

Lenders

CAPITAL INVESTMENTS 4165 LLC

NICHOLAS GALLAGHER

RYAN GILBERTSON

PETER HAFIZ

THOMAS HAMMERS

ANTHONY CHARLES HARTMANN

BEVERLY JOHNSON

NICHOLAS JOHNSON

SHARON JOHNSON

PROVIDENCE MANAGEMENT COMPANY LLC

PROVIDENCE TWIN CITIES NO. 8 LLC